PROSPECTUS SUPPLEMENT
GROUP VARIABLE UNIVERSAL LIFE INSURANCE
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated October 1, 2026,
to the AICPA 2022 Group Variable Universal Life for Members Prospectus
dated May 1, 2026 for Group Variable Universal Life Insurance Contracts

This supplement should be read and retained with the current prospectus for your group variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your group variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 562-9874.

Effective October 1, 2026, certificates will be issued under this Group Contract in Nebraska. Therefore, Nebraska has been removed from the list of states in APPENDIX B: State Availability Or Variations Of Certain Features and Riders as a state that does not currently issue certificates under this Group Contract.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
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